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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):


                                February 26, 2003


                          COLUMBIA BANKING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


                                   WASHINGTON
                 (State or other jurisdiction of incorporation)


              0-20288                                   91-1422237
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     (Commission File Number)                 IRS Employer Identification No.


                                  1301 A Street
                                Tacoma, WA 98402
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (253) 305-1900

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ITEM 5. OTHER EVENTS

         On February 26, 2003, we issued a press release announcing that Melanie
J. Dressel assumed the duties Chief Executive Officer of Columbia Banking System, Inc. Ms. Dressel previously served as the Company's President and Chief Operating Officer and will continue to serve as President and Chief Executive Officer of Columbia State Bank. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein in its entirety by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) Financial statements. - not applicable

(b) Pro forma financial information. - not applicable

(c) Exhibits.

     99.1 Press Release dated February 26, 2003 announcing appointment of Melanie J. Dressel as Chief Executive Officer










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: February 28, 2003            COLUMBIA BANKING SYSTEM, INC.



                                             By:  /s/  Gary R. Schminkey
                                                  -------------------------
                                                  Gary R. Schminkey
                                                  Executive Vice President and
                                                  Chief Financial Officer


















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